MARSHALL FUNDS, INC.

Prospectus Supplement

To Prospectuses Dated December 31, 2004

Marshall International Stock Fund

Advisor Class (Class A), Investor Class (Class Y), and Institutional Class (Class I) Shares

On August 15, 2005, shareholders of the Marshall International Stock Fund, a series of Marshall Funds, Inc. (the “Fund”), approved the following:

(1)

a new subadvisory agreement between the Fund’s investment adviser, M&I Investment Management Corp. (the “Adviser”), and BPI Global Asset Management LLC (“BPI”), the Fund’s current subadviser, with respect to the management of half of the Fund’s portfolio;

(2)

a new subadvisory agreement between the Adviser and Acadian Asset Management, Inc. (“Acadian”), with respect to the management of half of the Fund’s portfolio; and

(3)

a “manager of managers” structure for the Fund which would permit the Adviser to hire and replace subadvisers and to modify subadvisory agreements, subject to approval of the board of directors of the Fund, without shareholder approval.

The new subadvisory agreements will become effective on or about September 1, 2005.  Implementation of the “manager of managers” structure is subject to the receipt of an exemptive order from the SEC or the adoption of proposed SEC Rule 15a-5, which would permit one or more advisers to act as subadvisers to a mutual fund without shareholder approval, subject to certain conditions.

New Sub-Adviser

Effective September 1, 2005, approximately 50% of the Fund’s assets will be managed by BPI (the “BPI Portfolio”) and approximately 50% of the Fund’s assets will be managed by Acadian (the “Acadian Portfolio”), subject to the Adviser’s supervision.

Acadian expects to initially realign the Acadian Portfolio to reflect its value-based international investment strategy.  As a result, during this transition period, the Fund may experience a higher portfolio turnover rate than normal and higher related transaction costs, including brokerage commissions.  In addition, the Fund may realize capital gains when portfolio positions are sold.  These realized capital gains may increase the Fund’s taxable distributions.

Effective September 1, 2005, the Fund’s prospectuses are revised as follows:

Generally

Unless the context requires otherwise, all references to “Sub-Adviser” refer to BPI or Acadian, as applicable.

“Risk/Return Summary” – Marshall International Stock Fund

The following replaces the paragraph entitled “Strategy”:

Strategy:  The Fund invests at least 80% of its assets in securities of issuers domiciled in at least three different nations outside the United States, and invests at least 80% of its assets in stock.  The Fund’s sub-advisers (the Sub-Advisers), BPI Global Asset Management LLC (BPI) and Acadian Asset Management, Inc. (Acadian) each manage approximately 50% of the Fund’s portfolio.

BPI uses a “bottom-up” approach to international investing within overall portfolio management guidelines.  BPI identifies companies of any size within industry groups that have historically been successful and have a competitive advantage as evidenced by above-average profit margins, high returns on equity, low leverage and adequate cash flow.  BPI then seeks to identify quality companies with attractive returns on equity, shareholder-oriented management, and a strong capital structure.  Stocks are selected and retained when they are attractively valued within their industry by using traditional valuation measures such as price-to-book and price-to-earnings ratios, resulting in an approach BPI describes as “quality companies at a reasonable price.”  BPI’s portfolio management team closely monitors the Fund’s industry weightings and country weightings in relation to its performance benchmark.

Acadian follows a value-based international investment strategy, which is based on its belief that markets are inefficient, creating discrepancies between a stock’s intrinsic value and its market price.  Acadian believes that stocks should be evaluated not simply by how cheap they look on fundamental measures (such as price/book or price/earnings) but that additional factors should be used to target attractively valued companies that also have positive earnings and price characteristics.  Acadian’s objective is to find securities with unrecognized value, as well as improving earnings prospects to help unlock that value.  Acadian implements this philosophy using an automated process by which it evaluates over 20,000 stocks each day.  Acadian selects stocks for the Fund’s portfolio using an optimization process that quantifies the Fund’s investment objective, restriction and policies, among other factors.  The goal of the optimization process is to construct an optimal portfolio while keeping benchmark-relative risk to the desired level.  Acadian discards less attractive securities from the Fund’s portfolio when more attractive securities are added, provided that the cost of the buy and sell does not exceed the expected added value to be gained.

“Marshall Funds, Inc. Information”

The following replaces the paragraph entitled “Management of the Marshall Funds”:

The Board of Directors governs the Funds.  The Board selects and oversees the Adviser, M&I Investment Management Corp.  The Adviser manages each Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 1000 North Water Street, Milwaukee, Wisconsin 53202.  The Adviser has entered into a subadvisory contract with BPI Global Asset Management LLC (BPI or Sub-Adviser) pursuant to which BPI manages a portion of the INTERNATIONAL STOCK FUND’s portfolio, subject to oversight by the Adviser.  The Adviser has entered into a subadvisory contract with Acadian Asset Management, Inc. (Acadian or Sub-Adviser) pursuant to which Acadian manages a portion of the INTERNATIONAL STOCK FUND’s portfolio, subject to oversight by the Adviser.

The following paragraph is added to the section entitled “Sub-Adviser’s Background”:

Acadian is a registered investment adviser that has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, other institutions and individuals since 1986.  As of December 31, 2004, Acadian had approximately $12.6 billion in assets under management.  Acadian is located at One Post Office Square, Boston, Massachusetts 02109.

“Marshall Funds, Inc. Information – Portfolio Managers”

The following replaces the information relating to portfolio managers of the Fund under the section entitled “Portfolio Managers”:

The INTERNATIONAL STOCK FUND is managed by two sub-advisers, BPI and Acadian.  Daniel R. Jaworski, founder, Managing Director and Chief Investment Officer of BPI, is the portfolio manager for the portion of the Fund’s assets managed by BPI.  Prior to founding BPI in March 1997, Mr. Jaworski was a portfolio manager at Lazard Frères & Co. LLC from June 1993 to December 1994, and was a portfolio manager at STI Capital Management from January 1995 to March 1997.  Mr. Jaworski received a B.A. degree in Economics and Computer Science from Concordia College and an M.B.A. degree in Finance from the University of Minnesota.  He is a Chartered Financial Analyst.

Brian Wolahan and Charles H. Wang serve as co-portfolio managers for the portion of the Fund’s assets managed by Acadian.  Mr. Wolahan is co-director of research and a senior portfolio manager at Acadian.  He received his undergraduate degree from Lehigh University and an M.S. degree in Management from MIT.  Before joining Acadian in 1990, he worked in the Systems Planning Group at Bank of New England and as a Senior Systems Analyst at Mars Incorporated.  He is a Chartered Financial Analyst.  Mr. Wang is a senior portfolio manager and co-director of research at Acadian.  Prior to joining Acadian in 2000, he worked as a senior quantitative equity analyst for a number of investment firms, including Putnam Investments.  Mr. Wang has a Ph.D. from Yale’s School of Management, a B.S. in mathematics from Beijing University and an M.S. from the University of Massachusetts.

The date of this Prospectus Supplement is August 16, 2005.

Please keep this Prospectus Supplement with your records.

MARSHALL FUNDS, INC.

Supplement

To Statements of Additional Information dated December 31, 2004

Marshall International Stock Fund

Advisor Class (Class A), Investor Class (Class Y) and Institutional Class (Class I) Shares

Effective September 1, 2005, the Fund’s Statements of Additional Information dated December 31, 2004 are revised as follows:

Generally

Unless the context requires otherwise, all references to “Sub-Adviser” refer to BPI Global Asset Management, LLC or Acadian Asset Management, Inc., as applicable.

“Who Manages the Funds? — How are the Funds Organized?”

The second sentence in the paragraph immediately following the table is replaced with the following:

The International Stock Fund’s sub-advisers are BPI Global Asset Management LLC (BPI) and Acadian Asset Management, Inc. (Acadian) (collectively, Sub-Advisers).

“Who Manages the Funds? — Sub-Adviser to International Stock Fund”

The heading and the information in this section are replaced with the following:

Sub-Advisers to International Stock Fund

BPI and Acadian are the sub-advisers to the International Stock Fund.  It is the Adviser’s responsibility to select sub-advisers for the International Stock Fund that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser’s performance.  The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter by monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic and written consultations.  In evaluating the Sub-Advisers, the Adviser considers, among other factors, their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.  The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Corporation’s Board whether their sub-advisory agreements should be renewed, modified or terminated.  The Adviser provides written reports to the Board regarding the results of its evaluation and monitoring functions.  The Adviser is also responsible for conducting all operations of the International Stock Fund, except those operations contracted to the Sub-Advisers, the custodian, the transfer agent and the administrator.  Although the Sub-Advisers’ activities are subject to oversight by the Board and officers of the Corporation, neither the Board, the officers, nor the Adviser evaluates the investment merits of the Sub-Advisers’ individual security selections.  BPI and Acadian have complete discretion to purchase, manage and sell portfolio securities for their respective portfolios of the International Stock Fund, subject to the International Stock Fund’s investment goal, policies and limitations.

For their respective services under the subadvisory agreements, (i) BPI receives a fee at the annual rate of 0.40% of the average daily net assets of the portion of the International Stock Fund’s assets it manages and (ii) Acadian receives a fee at the annual rate of 0.55% of the average daily net assets of the portion of the International Stock Fund’s assets it manages up to $100 million in net assets and 0.40% of the average daily net assets above $100 million.  BPI and Acadian are paid by the Adviser and not by the International Stock Fund.

BPI provides portfolio management services for investment companies, corporations, trusts, estates, pension and profit sharing plans, individuals, and other institutions located principally in Canada and the United States, and is an investment adviser registered with the SEC.  BPI was formerly a Delaware limited liability partnership and from 1999 until September 1, 2005, BPI managed the Fund’s entire portfolio.  In January 2005, BPI announced its proposed merger with Trilogy Advisors, LLC (Trilogy).  The merger took place on May 31, 2005 upon the closing of a series of transactions pursuant to which:

•

The ownership stake in BPI held by BPI’s former majority owner was acquired by principals of BPI.

•

BPI converted from a Delaware limited liability partnership to a Delaware limited liability company, the sole member of which is Trilogy Global Advisors, LLC (Trilogy Global).

•

Shareholders of BPI and Trilogy each acquired a 50% ownership interest in Trilogy Global.

As a result of the merger, the Fund’s prior subadvisory agreement with the Fund terminated.  On August 15, 2005, shareholders approved a new subadvisory agreement between the Adviser and BPI together with a new subadvisory agreement between the Adviser and Acadian.

For the fiscal years ended August 31, 2004, 2003 and 2002, the Adviser paid BPI $1,654,014, $1,152,141 and $1,329,122, respectively.

Acadian is a Massachusetts corporation and an investment adviser registered with the SEC.  It has been providing investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, other institutions and individuals since 1986.  Acadian is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, a Delaware limited liability company and a wholly owned subsidiary of Old Mutual (US) Holdings Inc., a Delaware holding company.  Old Mutual (US) Holdings Inc. is owned by OM Group (UK) Limited, a wholly owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom.

“Who Manages the Funds? — Board Review of Advisory and Subadvisory Contracts”

The information in this section is supplemented with the following:

Subadvisory Agreement with BPI

At meetings held on January 25, 2005 and June 21, 2005, the Board of Directors, including all of the independent directors, discussed the merger between BPI and Trilogy, the interim subadvisory agreement between the Adviser and BPI and the new subadvisory agreement to be entered into with BPI (New BPI Agreement).  In evaluating the New BPI Agreement, the Board reviewed materials furnished by the Adviser and BPI relevant to its decision, such as BPI’s registration statement on Form ADV, Code of Ethics, financial information, information regarding BPI’s operations, personnel and compliance program, and comparative fee and expense information provided by an independent third party.  The Board of Directors (including the independent directors) unanimously approved the New BPI Agreement on June 21, 2005, subject to shareholder approval.

In the course of their consideration of the New BPI Agreement, the independent directors received and reviewed a substantial amount of information provided by BPI, and they met in executive session and were advised by their independent legal counsel.  In approving the New BPI Agreement, the directors considered the following factors and made the following conclusions:

•

Nature, extent and quality of the services to be provided.  The Board determined that, despite BPI’s merger with Trilogy, there will be no material change in BPI’s investment strategy as a “growth” manager and there will be no change in the investment personnel who will handle the day-to-day management responsibilities for the BPI Portfolio.  The Board believes that the International Stock Fund should continue to use BPI as one of its subadvisers because of BPI’s expertise in the area of international investing, the quality of its organization and its investment strategy.  The Board also determined that, as a result of the merger with Trilogy, the resources available to BPI and BPI’s ability to provide services to the Fund have been strengthened.

•

Investment performance of the International Stock Fund and BPI.  The Board noted that the International Stock Fund’s performance for the five year period ended December 31, 2004 was better than the median performance of comparable funds but was below the median for the one-, three- and ten-year periods.  The Board concluded that the growth investment style pursued by BPI had been out of favor during recent periods but that BPI had the capability to manage the Fund well, especially if the assets of the Fund were divided between BPI and Acadian.

•

Proposed fees.  The Board took into account the fact that the rate of compensation payable by the Adviser to BPI under the New BPI Agreement is the same as that under the prior subadvisory agreement with BPI.  In evaluating the fee, the Board also considered that the subadvisory fee is paid by the Adviser and that therefore the overall advisory fee paid by the International Stock Fund is not directly affected by the subadvisory fee.

•

Costs and profitability.  The Board did not consider the costs of services provided to the International Stock Fund in the past and the profits realized by BPI under the prior subadvisory agreement with BPI because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

•

Economies of scale.  The Board considered whether there may be economies of scale in the management of the International Stock Fund if the assets of the Fund were to increase significantly.  However, it concluded that the assets of the International Stock Fund were not likely to increase in the foreseeable future to such an extent that there would be meaningful economies of scale realized in the management of the Fund.

•

Benefits to BPI.  The Board considered information presented regarding any benefits to BPI or its affiliates from serving as subadviser (in addition to the subadvisory fee).  BPI provided information to the Board regarding its policies for the use of soft dollar commissions.  The Board concluded that, although BPI would benefit from the receipt of research products and services to be acquired through commissions paid on portfolio transactions of the International Stock Fund, the Fund would benefit from BPI’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of BPI.  The Board also concluded that the success of the International Stock Fund could attract other business to BPI and that the success of BPI could enhance BPI’s ability to serve the Fund.

Subadvisory Agreement with Acadian

At meetings held on April 25, 2005 and June 21, 2005, the Board of Directors discussed the proposed engagement of Acadian and the subadvisory agreement with Acadian (Acadian Agreement).  Based on its review of the Adviser’s recommendation to retain Acadian, the Board determined that Acadian should be engaged to manage a portion of the assets of the International Stock Fund’s portfolio.  In evaluating the Acadian Agreement, the Board reviewed materials furnished by the Adviser and Acadian relevant to its decision, such as Acadian’s registration statement on Form ADV, Code of Ethics, financial information, information regarding Acadian’s operations, personnel and compliance program, and comparative fee and expense information based on information provided by an independent third party.  At the April meeting, representatives from Acadian were present and discussed Acadian’s background, organization, performance history and investment philosophy.

In the course of their consideration of the Acadian Agreement, the independent directors received and reviewed a substantial amount of information provided by Acadian, and they met in executive session and were advised by their independent legal counsel.  In approving the agreement, the directors considered the following factors and made the following conclusions:

•

Nature, extent and quality of the services to be provided.  The Board determined that the International Stock Fund should retain Acadian as one of its subadvisers because the Fund is likely to benefit from Acadian’s value-based investment strategy.  The Board met with members of senior management of Acadian, and the Adviser and Acadian presented information regarding the proposed portfolio management teams, financial condition, investment strategies, trading policies and compliance procedures and personnel.

•

Investment performance of the International Stock Fund and Acadian.  The Board noted that Acadian’s composite performance for its non-U.S. all-cap strategy for each of the past five years was better than that of the Morgan Stanley Capital International Europe, Australasia, Far East Index.  The Board concluded that Acadian’s investment process appeared to be very effective and that it would be in the best interest of the International Stock Fund and its shareholders for Acadian to manage a portion of the Fund’s assets.

•

Proposed fees.  The Board noted that the rate of compensation payable by the Adviser to Acadian under the Acadian Agreement on the first $100 million of assets with respect to the portion of the Fund’s assets it was going to manage was greater than the rate of compensation to be paid to BPI under the New BPI Agreement.  The Board determined that this fee structure was appropriate given its view of Acadian’s capabilities and the analytical tools Acadian is expected to provide to the International Stock Fund.  In evaluating the fee, the Board also considered that the subadvisory fee is paid by the Adviser and that therefore the overall advisory fee paid by the International Stock Fund is not directly affected by the subadvisory fee.

•

Costs and profitability.  Acadian did not provide any specific information regarding the costs of services to be provided or the profits it might realize, because, as Acadian had not yet served as a subadviser to the International Stock Fund, there was no profitability record for the Fund.

•

Economies of scale.  The Board considered whether there may be economies of scale in the management of the International Stock Fund if the assets of the Fund were to increase significantly.  However, it concluded that the assets of the Fund were not likely to increase in the foreseeable future to such an extent that there would be meaningful economies of scale realized in the management of the Fund.

•

Benefits to Acadian.  The Board considered information presented regarding any benefits to Acadian or its affiliates from serving as subadviser (in addition to the subadvisory fee).  Acadian provided information to the Board regarding its policies for the use of soft dollar commissions.  The Board concluded that, although Acadian would benefit from the receipt of research products and services to be acquired through commissions paid on portfolio transactions of the International Stock Fund, the Fund would benefit from Acadian’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Acadian.  The Board also concluded that the success of the International Stock Fund could attract other business to Acadian and that the success of Acadian could enhance Acadian’s ability to serve the Fund.

•

Other factors.  The Board determined that use of a blended growth and value strategy across subadvisers offered an opportunity for improved performance given the cyclical nature of international investing.

 “Who Manages the Funds? — Code of Ethics Restrictions on Personal Trading”

The first sentence is replaced with the following:

As required by the SEC’s rules, the Funds, the Adviser, BPI, Acadian and the Distributor have adopted codes of ethics.

“Addresses”

The heading and information under “Sub-Adviser to Marshall International Stock Fund” are replaced with the following:

Sub-Advisers to Marshall International Stock Fund:

BPI Global Asset Management LLC

Acadian Asset Management, Inc.

1900 Summit Tower Blvd., Suite 450

One Post Office Square

Orlando, FL 32810

Boston, MA 02109

The date of this Supplement is August 16, 2005.

Please file this Supplement with your records.